UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2005

Adams Respiratory Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51445	75-2725552
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

425 Main Street, Chester, New Jersey (Address of Principal Executive Offices)	07930 (Zip Code)
(908) 879-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01
SIGNATURE
PRESS RELEASE DATED OCTOBER 19, 2005

Item 8.01 Other Events.
     On October 19, 2005, Adams Respiratory Therapeutics, Inc. (the “Company”) issued a press release announcing that the United States Patent and Trademark Office (USPTO) has issued U.S. patent No. 6,995,821, entitled Sustained Release Formulations of Guaifenesin and Additional Drug Ingredients, which covers the Company’s extended release formulations of its single-ingredient guaifenesin and combination products. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01
(c) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated October 19, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.

	By:	/s/ David P. Becker

David P. Becker Executive Vice President, Chief Financial Officer and Treasurer

Dated: October 20, 2005